Exhibit 99.2
EARNINGS PRESENTATION FIRST QUARTER

2024 NASDAG: USCB USCB FINANCIAL HOLDINGS | U.S.

CENTURY BANK

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”

“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”

“expect,” “aim,” “plan,” “estimate,” “continue,” and “intend,”, the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward

-looking statements include, but are not limited to, statements related to our projected growth, anticipated future financial performance,

and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected or potential developments or events,

or business and growth strategies, including anticipated internal growth and balance sheet restructuring. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements.

Potential risks and uncertainties include, but are not limited to: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry; the accuracy of

our financial statement estimates and assumptions, including the estimates used for our credit loss reserve and deferred tax asset valuation allowance;

the efficiency and effectiveness of our internal control procedures and processes; our ability to comply with the extensive laws and regulations to which we
are subject, including the laws for each jurisdiction where we operate; adverse changes or conditions in the capital and financial markets,

including actual or potential stresses in the banking industry;

deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes in accounting principles,

policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; the lack of a significantly diversified loan portfolio and the concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations, including our concentration in loans secured by real estate, in particular,

commercial real estate; the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price of our common stock; our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions;

inflation, interest rate, unemployment rate, market, and monetary fluctuations; impacts of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin; the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including,

but not limited to, client, employee, or third-party fraud and cybersecurity-breaches; and other risks described in this presentation and other filings we make with the Securities and Exchange

Commission (“SEC”). All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore,

you are cautioned not to place undue reliance on any forward-looking statements. Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update

or revise any forward-looking statements to reflect events or circumstances occurring after the date on which the statements are made

or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also

review the risk factors described in the reports USCB Financial

Holdings, Inc. filed or will file with the SEC. Non-GAAP Financial

Measures This presentation includes financial information determined by methods other than in accordance with generally accepted

accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management has included

these non-GAAP financial measures because it believes these

measures may provide useful supplemental information for evaluating the Company’s expectations and underlying performance

trends. Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance

measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly compara

ble GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’

included in the presentation. All numbers included in this presentation are unaudited unless otherwise noted. 2

Q1 2024 HIGHLIGHTS Growth Average deposits increased

by $204.3 million or 11.1% compared to the first quarter 2023. Average loans increased $234.1 million or 15.1% compared to the first quarter

2023. Liquidity sources on March 31, 2024, totaled $673 millio

n

in on-balance sheet and off-balance sheet sources. Tangible

Book Value per Share (1) on March 31, 2024, of $9.92 includes

AOCI impact of ($2.31) increased

from $9.81 at prior quarter end which included an AOCI impact of ($2.26).

Profitability Net income was $4.6 million or $0.23 per diluted share,

increase of $1.9 million compared to the fourth quarter 2023. Net interest income before provision increased $782 thousand or

21.8% annualized for the quarter compared to the fourth quarter

2023. ROAA was 0.76% in the first quarter 2024 compared to 0.48% for the fourth quarter 2023. ROAE was 9.61% in the first quarter

2024 compared to 5.88% for the fourth quarter 2023. Capital/Credit

On January 29, 2024, the Company’s Board of Directors declared a cash dividend of $0.05 per share of the Company’s Class A common stock, the aggregate distribution amount distributed in connection with this dividend was $1.0 million. The dividend was paid on March

5, 2024. At March 31, 2024, one C&I loan classified as nonaccrual for a total of $456 thousand. ACL coverage ratio was 1.18% at March

31, 2024, and December 31, 2023. 3

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans

(1) In millions $735 $1,821 2016 2017 2018 2019 2020 2021

2022 2023 Q1 2024 Deposits In millions $782 $2,103 2016

2017 2018 2019 2020 2021 2022 2023 Q1 2024 Total stockholders’

equity In millions $86 $195 2016 2017 2018 2019 2020 2021 2022 2023

Q1 2024 ACL/Total Loans 1.17% 1.18% 2016 2017 2018

2019 2020 2021 2022 2023 Q1 2024 Net charge-off -$1,019 -$7 2016

2017 2018 2019 2020 2021 2022 2023 Q1 2024 Net charge

off Nonperforming Assets/Total Assets 158.00% 0.02% 2016

2017 2018 2019 2020 2021 2022 2023 Q1 2024 Net interest

income In millions $30 $59 2016 2017 2018 2019 2020 2021 2022

2023 Q1 2024 Efficiency ratio 94.15% 63.41% 2016 2017 2018

2019 2020 2021 2022 2023 Q1 2024 PTPP ROAA (2) 0.24% 1.06%

2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 (1) Loan

amounts include deferred fees/costs. (2) Non-GAAP financial

measure. See reconciliation in this presentation. 4

FINANCIAL RESULTS Balance Sheet (EOP) In thousands (except

per share data) Q1 2024 Q4 2023 Q1 2023 Total Securities $433,030

$404,303 $415,837 Total Loans (1) $1,821,196 $1,780,827

$1,580,394 Total Assets $2,489,142 $2,339,093 $2,163,821

Total Deposits $2,102,794 $1,937,139 $1,830,462 Total

Equity (2) $195,011 $191,968 $183,858 Income Statement

Net Interest Income $15,158 $14,376

$15,997 Non-Interest Income $2,464 $1,326 $2,070 Total

Revenue $17,622 $15,702 $18,067 Provision for Credit Losses $410

$1,475 $201 Non-Interest Expense $11,174 $10,719 $10,176 Net

Income $4,612 $2,721 $5,809 Diluted Earning Per Share

(EPS) $0.23 $0.14 $0.29 Weighted Average Diluted

Shares 19,698,258 19,573,350 19,940,606 (1) Loan amounts include deferred fees/costs. (2) Total Equity

includes accumulated comprehensive loss of $45.4 million for

Q1 2024, $44.3 million for Q4 2023, and $42.1 million for Q1 2023.

KEY PERFORMANCE INDICATORS Q1 2024 Q4 2023 Q1

2023 In thousands (except for TBV/share) GROWTH Total Assets

(EOP) $2,489,142 $2,339,093 $2,163,821 Total Loans (EOP)

$1,821,196 $1,780,827 $1,580,394 Total Deposits (EOP) $2,102,794

$1,937,139 $1,830,462 Tangible Book Value/Share

(1)(4) $9.92 $9.81 $9.37 PROFITABILITY Return On Average

Assets (ROAA) (3) 0.76% 0.48% 1.11% Return On Average

Equity (ROAE) (3) 9.61% 5.88% 12.85% Net Interest Margin (3) 2.62% 2.65%

3.22% Efficiency Ratio 63.41% 68.27% 56.32% Non-Interest

Expense/Avg Assets (3) 1.84% 1.87% 1.95% CAPITAL/CREDIT

Tangible Common Equity/Tangible Assets (1) 7.83% 8.21%

8.50% Total Risk-Based Capital (2) 12.98% 12.78% 13.20%

NCO/Avg Loans (3) 0.00% 0.00% (0.01%) NPA/Assets

0.02% 0.02% 0.02% Allowance Credit Losses/Loans 1.18% 1.18%

1.20% (1) Non-GAAP financial measures. See reconciliation in this presentation. (2) Reflects the Company's regulatory capital ratios which are provided for information purposes only; as a small bank holding company, the Company is not subject to regulatory capital requirements. (3) Annualized. (4) AOCI effect on tangible book value per share was ($2.31) for Q1 2024, ($2.26) for Q4 2023 and ($2.14)

for Q1 2023. 6

DEPOSIT PORTFOLIO Deposits AVG In millions $1,844

$1,872 $194 $1,914 $2,049 $225 $277 $290 $282 $323 $897

$940 $1,011 $1,005 $1,098 $58 $53 $52 $50 $53 $664 $602 $588 $577

$575 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Non-interest

-bearing deposits Interest-bearing checking deposits Money

market and savings Time deposits Deposit Cost 0.25% 5.00% 5.25%

5.50% 5.50% 5.50% 0.21% 1.29% 1.99% 2.39% 2.53% 2.76% Q4

2021 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Deposit Cost

Fed Fund Rate (upper bound) Commentary Average

deposits increased $135.0 million or 28.4% annualized compared to the prior quarter and increased $204.3 million or 11.1% compared to the first quarter 2023. Average DDA balances comprised

28.1% of total average deposits for the first quarter 2024. While our average non-interest-bearing deposits had a slight decrease

in the first quarter 2024 from the prior quarter, our EOP balance increased

$23.9 million or 17.4% annualized. Deposit beta of 49% since Q4 2021.

LOAN PORTFOLIO Total Loans (AVG) In millions

$1,547 $1,569 $1,611 $1,699 $1,782 Q1 2023 Q2 2023 Q3 2023 Q4

2023 Q1 2024 Loan Yields 5.17% 5.33% 5.55% 5.79% 6.01%

0.03% 0.02% 0.02% 0.00% 0.00% 5.14% 5.31% 5.53% 5.79% 6.01%

+87 bps Q1'23 vs Q1'24 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1

2024 Loan co upon Loan fees Commentary Average

loans increased $82.9 million or 19.6% annualized compared to prior quarter and $234.1 million or 15.1% compared to the first quarter

2023. Loan coupon increased 22 bps compared to the prior quarter and 87 bps compared to the first quarter 2023. 8

LOAN PRODUCTION Net Loan Production Trend In millions

6.66% 7.20% 8.00% 8 8.16 $96 $22 $67 $51 $135 $55 $150 $46 $131

$91 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Loan Production/Line

change Loan Amortization/payoffs New loans average coupon

Loan Composition Trend EOP (1) In millions $948 $1,818 28%

12% 63% 58%

9% 29% 10-Jun 24-Mar Residential real estate Commercial real estate Real Estate Loans Commercial and industrial, Foreign banks, and

Consume rand other (1) Excludes unearned fees and PPP Loans, EOP

Commentary $131 million in new loan production in the first quarter

2024 at higher coupon rates. Weighted average coupon on new

loans was 8.16% for first quarter 2024, 215 bps above portfolio average.

Increase in payoffs and paydowns predominately due to global banking loans which are originated on a 6 month and 1 year term. Loan composition shift from real estate loans to non-CRE loans is steadily increasing,

further diversifying our loan portfolio. 9

NET INTEREST MARGIN Net Interest Income/Margin (1) In thousands

(except ratios) 3.22% 2.73% 2.60% 2.65% 2.62% $15,997 $14,173

$14,022 $14,376 $15,158 Q1 2023 Q2 2023 Q3 2023 Q4 2023

Q1 2024 Net Interest Income NIM Interest-Earning Assets

Mix (AVG) 2% 4% 4% 2% 5% 21% 20% 21% 19% 18%

77% 76% 75% 79% 77% Q1 2023 Q2 2023 Q3 2023 Q4 2023

Q1 2024 Total Loans Investment Securities Cash Balances

& Equivalents Commentary Net interest income increased

$782 thousand or 21.8% annualized compared to the fourth quarter

2023. NIM had a slight decrease compared to fourth quarter 2023 due to additional deposit growth and deposit cost. NIM outlook remains positive: New loan originations with yields above 8.00%. First quarter deposit growth allowed us to price down higher-priced deposits at the end of the quarter. Interest-bearing asset growth outpacing interest-bearing liabilities. (1) Annualized. 10

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile by Rate Type Hybrid ARM 4% Fixed Rate 42% Variable

Rate 54% 18% 16% 66% Prime CMT SOFR 40% 36% 10% 14%

0-1 yrs. 0-2 1-2 yrs. 0-3 2-3 yrs. 0-4 >3 yrs. Static NII Simulation

Year 1 & 2 Year 1 Yer 2 $7,000 $2,000 2.8%

5.4% -$3,000 -100 `+100 `-100 +100 -$8,000 3.8% -7.1% Net Interest

Income change from base ($ in thousands and % change) 11

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.20% 1.18% 1.16% 1.18% 1.18% $18,887 $18,815 $19,493 $21,084

$21,454 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Allowance

for credit losses ACL/Total Loans Non-performing Loans In thousan ds (except ratios) 0.03% 0.03% 0.03% 0.03% 0.03% $486 $486

$479 $468 $456 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Non

-accrual loans Non-performing loans to total loans Classified Loans

(1) to Total Loans 0.25% 0.21% 0.27% 0.53% 0.44% Q1

2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 (1) Loans classified as substandard at period end. No loans classified doubtful at dates presented.

Commentary ACL coverage ratio was at 1.18% on March 31, 2024, same as the prior quarter. One C&I loan for $456 thousand was classified as nonaccrual on March 31, 2024. The classified ratio improved for first quarter 2024 as one loan for $1.4 million showed improvement.

12

LOAN PORTFOLIO MIX Loan Portfolio Mix (1) Residential real

estate CRE -Owner occupied CRE - Non-owner occupied Commercial and industrial Correspondent banks Consumer and other 11%

11% 13% 10% 48% 13% 5% $1,818MM(1) Commentary Total

loan balance at quarter end was $1,818 million (1). Commercial

Real Estate (owner occupied and non-owner occupied) was 58%

or $1,058 million of the total loan portfolio(1). CRE mix

is diversified and granular. Retail non-owner occupied makes up 27% of total CRE or $282.8 million. CRE Loan Mix Land/Construction

2% Other 2% Retail 27% Multifamily 20% CRE - Owner

Occupied 17% Office 12% Warehouse 12% Hotels 8%

$1,058MM CRE Loan Portfolio (non-owner occupied and owner

occupied) Weighted Average Average

Loan Type LTV (1> DSCR (2) Loan Size (3) Retail Multifamily 54%

59% 1.91 1.44

$2.9 $1.6 Office 57% 1.96 $1.5 Warehouse 60% 1.87 $1.5 Hotels

55% 2.13 $5.1 Other 60% 2.02 $1.7 Land/Construction 76% NA

$1.7 l0lTV Loan to value rallo. 10 DSCR Debt service coverage ratio. Balance in millions As of 3/31/24 Excludes unearned fees

Includes loan types: office, warehouse, retail, and other 13

CRE OFFICE PORTFOLIO Owner Occupied Office by Business Type

In Millions as of 3/31/2024 $20.1 32% $19.2 31% $13.9 22%

$9.6 15% Medical/Dental Other Professional Other < $1MM Non-Owner

Occupied Office by Business Type $13.6 11% $83.2

67% $21.0 17% $5.9 5% Multi-Tenant Medical/Dental

Other < $1MM Commentary Total office loan portfolio (owner

occupied and non-owner occupied) had 128 notes with an average balance of $1.5 million dollars, LTV of 57%, and DSCR of 1.96X at quarter end. The largest business type in the office portfolio is multi-tenant with 45% of the portfolio. Miami’s office

sector outperforms the national average with a lower vacancy rate of 9.4% and availability rate of 11.8%, compared to the estimated national average of 13% and 16.5%, respectively. (1) CRE Office

Key Metrics As of 3/31/240 Avg. Loan Size in millions $ 1.5 NCOs

/ Average Loans 0.00% Delinquencies / Loans 0.00% Nonaccruals

/ Loans 0.00% Classified Loans / Loans 0.00% (1) Data points source: CoStar Group, a NASDAQ company and world leader

in commercial real estate information with a comprehensive database of real estate data throughout the US, Canada, UK and France.

Published April 2023. 14

NON-INTEREST INCOME In thousands (except ratios) Q1 2024 Q4

2023 Q3 2023 Q2 2023 Q1 2023 Service fees $1,651 $1,348 $1,329

$1,173 $1,205 Gain (loss) on sale of securities available

for sale - (883) (955) - (21) Gain on sale of loans held for sale 67

105 255 94 347 Other income 746 756 1,532 579 539 Total non-interest income $2,464 $1,326 $2,161 $1,846 $2,070 Average

total assets $2,436,103 $2,268,811 $2,250,258 $2,183,542 $2,120,21

Non-interest income/Average assets (1) 0.41% 0.23%

0.38% 0.34% 0.40% Commentary Service fees have increased

year over year due to wire fees with new and existing correspondent banks.

Non-interest income over average assets was 0.41%, higher than prior quarters. Other income increased with BOLI restructuring in the third quarter of 2023. (1) Annualized. 15

NON-INTEREST EXPENSE

In thousands (except ratios)

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Salaries and employee benefits	$6,310	$6,104	$6,066	$5,882	$6,377
Occupancy	1,314	1,262	1,350	1,319	1,299
Regulatory assessments and fees	433	412	365	452	224
Consulting and legal fees	592	642	513	386	358
Network and information technology services	507	552	481	505	478
Other operating expense	2,018	1,747	1,686	1,908	1,440
Total non-interest expense	**$11,174**	**$10,719**	**$10,461**	**$10,452**	**$10,176**
Efficiency ratio	63.41%	68.27%	64.64%	65.25%	56.32%
Average total assets	$2,436,103	$2,268,811	$2,250,258	$2,183,542	$2,120,218
Non-interest expense / Average assets [(1)]	1.84%	1.87%	1.84%	1.92%	1.95%
Full-time equivalent employees	199	196	194	198	196

Commentary

Salaries and benefits are up due to 3 new FTE, seasonal payroll taxes, and stock-based compensation.

Other operating expenses up $271 thousand due to $67 thousand increase in promotional expense to support business verticals, $60 thousand increase in force-placed insurance, and $40 thousand increase in property insurance expense.

Non-interest expense / Average assets has improved 11 bps year-over-year.

Efficiency ratio improved for the first quarter 2024 due to higher revenue from a larger loan portfolio and additional wire transfer fee income.

(1) Annualized.

16

CAPITAL 'S Capital Ratios Ql 2024 8.91% Leverage Ratio TCE/TA

(2) 7.83% Tier 1 Risk- Based Capital 11.80% Total

Risk- 12.98% Based Capital AOCI ($45.4) ln Millions Well

-Capitalized 9.28% 8.09% 11.62% 12.78% ($44.3) 9.36% 8.50%

12.04% 13.20% ($42.1) 5.00% NA 8.00% 10.00% Commentary

The Company paid in March 2024 a cash dividend of $0.05 per share of the Company’s Class A common stock, the aggregate distributed amount in connection with this dividend was $1.0 million.

During the quarter, the Company repurchased 7,100 share

s

of common stock at a weighted average price per share

of $11.15. Q1 2024 EOP common stock shares outstanding: 19,650,463. (1)

Reflects the Company's regulatory capital ratios which are provided for information purposes only; as a small bank holding comp

any, the Company is not subject to regulatory capital requirements.

(2) Non-GAAP financial measures. See reconciliation in this presentation.

TAKEAWAYS Leading franchise located in

one of the most attractive banking markets in Florida and the U.S.

Robust organic growth Strong asset quality, with minimal

charge-offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base

with 27% non-interest-bearing deposits (EOP) 18

APPENDIX - NON-GAAP RECONCILIATION In thousands

(except ratios) As of or For the Three Months Ended 3/31/2024 12/31/2023

9/30/2023 6/30/2023 3/31/2023 Pre-tax pre-provision ("PTPP")

income: (1) Net income $4,612$2,721$3,819$4,196$5,809 Plus:

Provision for income taxes 1,426 A A fl 787 1 17C 1,250 cc? 1,333

OQ 1,881 on a Plus: Provision for credit losses PTPP income

$41U 6,448 s 1,4/ 4,983$bW 5,722 s 0Ö 5,567 s Z) 1 7,891 PTPP

return on average assets: (1) PTPP income $6,448$4,983$5,722$5,567$7,891

Average assets $2,436,103$2,268,811$2,250,258$2,183,542$2,120,218

PTPP return on average assets (2) 1.06% 0.87% 1.01% 1.02% 1.51%

Operating net income: (1) Net income $4,612$2,721$3,819$4,196$5,809

Less: Net gains (losses) on sale of securities - (883) (955) - (21)

Less: Tax effect on sale of securities - 224 242 - 5 Operating net income $4,612$3,380$4,532$4,196$5,825 Operating PTPP

income: (1) PTPP income Less: Net gains (losses) on sale of securities

$6,448$4,983 (883) s 5,722 (955) s 5,567$7,891 (21) Operating

PTPP income S 6,448 S 5,866 S 6,677 S 5,567 S 7,912 Operating

PTPP return on average assets: (1) Operating PTPP income Average assets s s 6,448 2,436,103 s s 5,866 2,268,811 s s 6,677 2,250,258 s s

5,567 2,183,542 s s 7,912 2,120,218 Operating PTPP return on average assets (2) 1.06% 1.03% 1.18% 1.02% 1.51% Operating return on average assets: (1) Operating net income AvPrflHP acepte

$4,612 ? 436 1 03 s 3,380 ? 266 611 s 4,532 ? 250 2S6 s 4,196 2 163

542 s 5,825 2 120 216 ni vi utjv floOvlo Operating return on average assets (2) 4. ,*T JW , 1 V sJ 0.76% 4. . Í-.SJ V, \J 1 1 0.59% 4. V

,4 w’U 0.80% 4 , 1 \JyJ (Jt4 0.77% 4. I 4 U, 4 1 \J 1.11% Operating

PTPP income: (1) PTPP income S 6,448 S 4,983 S 5,722

S 5,567 S 7,891 Less: Net gains (losses) on sale of securities Operating

PTPP income $6,448$(883) 5,866 s (955)
6,677 s 5,567$(21) 7,912 Operating PTPP return on average

assets: (1) Operating PTPP income Average assets s s 6,448 2,436,10

3

s s 5,866 2,268,811 s s 6,677 2,250,258 s s 5,567 2,183,542

s s 7,912 2,120,218 Operating PTPP return on average

assets (2) 1.06% 1.03% 1.18% 1.02% 1.51% Operating return on average assets: (1) Operating net income $4,612$3,380$4,532$4,196$5,825 Average assets $2,436,103$2,268,811$2,250,258$2,183,542$2,120,218

Operating return on average assets (2) 0.76% 0.59% 0.80% 0.77%

1.11% Operating return on average equity: (1) Operating net

income Average equity s s 4,612 193,092 s s 3,380 183,629

s s 4,532 184,901 s s 4,196 184,238 s s 5,825 183,371 Operating return on average equity (2) 9.61% 7.30% 9.72% 9.13% 12.88% Operating

Revenue: (1) Net interest income $15,158$14,376$14,022$14,173$15,997

Non-interest income 2,464 1,326 2,161 1,846 2,070 Less: Net gains (losses)

on sale of securities - (883) (955) - (21) Operating revenue $17,622$16,5

85$17,138$16,019$18,088 Operating Efficiency Ratio: (1) Total

non-interest expense s c 11,174 47 C77 s c 10,719 a c C9C s c 10,461

47 4 OO s c 10,452 A C s c 10,176 4 O fíO O Operating revenu

e

Operating efficiency ratio 5 1 ( ,b ¿Z 63.41% 5 1 b, bob 64.63% 1 f

,1 bo 61.04% 5 iotuiy 65.25% 5 1 O'Uoo 56.26% 1. The Company believes these non-GAAP measurements are key indicators of

the ongoing earnings power of the Company. 2. Annualized.

APPENDIX - NON-GAAP RECONCILIATION

In thousands (except ratios and share data)

		As of or For the Three Months Ended				
		3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Tangible book value per common share (at period-end):	(1)					
Total stockholders' equity		$ 195,011	$ 191,968	$ 182,884	$ 183,685	$ 183,858
Less: Intangible assets		-	-	-	-	-
Tangible stockholders' equity		$ 195,011	$ 191,968	$ 182,884	$ 183,685	$ 183,858
Total shares issued and outstanding (at period-end):						
Total common shares issued and outstanding		19,650,463	19,575,435	19,542,290	19,544,777	19,622,380
Tangible book value per common share	(2)	$ 9.92	$ 9.81	$ 9.36	$ 9.40	$ 9.37
Operating diluted net income per common share:	(1)					
Operating net income		$ 4,612	$ 3,380	$ 4,532	$ 4,196	$ 5,825
Total weighted average diluted shares of common stock		19,698,258	19,573,350	19,611,897	19,639,682	19,940,606
Operating diluted net income per common share:		$ 0.23	$ 0.17	$ 0.23	$ 0.21	$ 0.29
Tangible Common Equity/Tangible Assets	(1)					
Tangible stockholders' equity		$ 195,011	$ 191,968	$ 182,884	$ 183,685	$ 183,858
Tangible total assets	(3)	$ 2,489,142	$ 2,339,093	$ 2,244,602	$ 2,225,914	$ 2,163,821
Tangible Common Equity/Tangible Assets		7.83%	8.21%	8.15%	8.25%	8.50%

(1) The Company believes these non-GAAP measurements are key indicators of the ongoing earnings power of the Company.

(2) Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.

(3) Since the Company has no intangible assets, tangible total assets is the same amount as total assets calculated under GAAP.

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CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com

ROB ANDERSON EVP, Chief Financial Officer (305)

715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS

InvestorRelations@uscentury.com 21